Exhibit 10.54

March 29, 2011

Clean Energy Compression Corp.

43676 Progress Way

Chilliwack, BC

V2R 0C3

Attention: Mr. Brad Miller, President

Dear Sirs:

We refer to the amended and restated facility letter dated December 19, 2007 from HSBC Bank Canada (the “Bank”) to I.M.W. Industries Ltd. (the “Original Borrower”), as amended by letters dated December 15, 2008, March 23, 2009, December 1, 2009, December 22, 2009, March 26, 2010 and June 14 2010, and as further amended by an assumption agreement (the “Assumption Agreement”) dated effective September 7, 2010 (collectively, the “Facility Letter”). Pursuant to the Assumption Agreement Clean Energy Compression Corp. (the “Borrower”) assumed the obligations and liabilities of the Original Borrower in relation to the Loans.

Any terms not defined in this letter shall have the meaning given to those terms in the Facility Letter. References to Section numbers in this letter are to those set out in the Facility Letter.

Based on the information, representations and documents you have provided to the Bank, and at the request of the Borrower, the Bank has agreed to amend the terms and conditions governing the Loans on the condition that the Facility Letter be modified as follows:

1.                                      Amendment To Operating Loan

1.1                                 Amount:

(a)                                  Section 1.1 is deleted and replaced with the following:

“1.1                           Amount:

CAD$10,000,000 demand revolving loan (the “Operating Loan”), partially guaranteed by Export Development Canada (“EDC”).”

2.                                      Amendment To Financial Statements and Reports

2.1                                 Consolidated Financial Statements

(a)                                  The following paragraph shall be added to Section 9 immediately following Paragraph 9(c):

“9(ca)                monthly in-house consolidated financial statements for the

Borrower, IMW CNG Bangladesh Ltd., IMW Compressor Group (Shanghai) Co. Ltd., IMW Colombia LTDA. and IMW Industries Inc. (collectively, the “CECC Group”), by the 20th day after each month end;”

HSBC Bank Canada

Vancouver Main Branch, Suite 200 - 885 West Georgia Street, Vancouver, B.C. V6C 3G1

Tel: (604) 685-1000 Fax: (604) 641-1808

3.                                      Financial Covenants

3.1                                 Debt to Tangible Net Worth:

(a)                                  Paragraph 8(c) is deleted and replaced with the following:

“(c)                            The ratio of Debt to Tangible Net Worth of the Borrower shall not exceed:

(i)                                     4.00 to 1 from March 31, 2011 up to and including June 30, 2011; and

(ii)                                  3.00 to 1 from and including July 1, 2011,

without the prior written consent of the Bank, and such covenant herein shall be evaluated by the Bank on a quarterly basis.”; and

(b)                                 The following paragraphs shall be added to Section 8 immediately following Paragraph 8(c):

“(ca)                      For the purposes of the financial covenants of the Borrower, the following terms shall have the meanings indicated below:

(i)                                     “Debt” includes all current and long term liabilities that have not been formally postponed to the Bank, the Future Payment Notes, future income taxes and asset liability obligations;

(ii)                                  “Tangible Net Worth” means total equity less any intangible assets, goodwill, and amounts due from any related parties, and plus liabilities that have been formally postponed to the Bank and the Future Payment Notes; and

(iii)                               “Future Payment Notes” means the Notes, as such term is defined in the Commitment to Provide Funds dated as of September 7, 2010 made between the Borrower, the Bank, Clean Energy, and 0884808 B.C. Ltd. pursuant to which Clean Energy and 0884808 B.C. Ltd. have agreed to furnish the Borrower with any funds necessary to ensure payment by the Borrower under such Notes.

(cb)                           Effective March 31, 2011, the financial covenants of the Borrower shall be calculated based on the consolidated financial statements of the CECC Group or any other financial statements that the Bank in its sole discretion deems appropriate.”

4.                                      Conditions Precedent to Availability

The increased amount of the Operating Loan will be made available to the Borrower following receipt by the Bank of the following:

(a)                                  consent and confirmation from EDC that its existing guarantees with respect to the Operating Loan apply to the increased amount of the Operating Loan; and

(b)                                 officers’ certificates, directors’ resolutions and letter of opinion with respect to the Borrower with respect to the transactions contemplated hereby and the documents executed by it.

5.                                      Full Force and Confirmation of Security

Each of the terms and conditions of the Facility Letter, as amended by this letter, the existing Security Documents and all other security granted in respect of the Loans shall remain in full force and effect, and are hereby ratified and confirmed by each of the undersigned. In particular, the Loans shall continue to be repayable on demand by the Bank, at any time.

6.                                      Bank Review

The Loans shall continue to be subject to periodic review to be conducted by the Bank in the Bank’s sole discretion, and the Bank shall be under no obligation to conduct any such review or to provide a renewal letter or extension letter or other notification of such review if such review is conducted.

7.                                      Guarantors

Each of the guarantors that have guaranteed the repayment of the Loans and the obligations and liabilities of the Borrower in respect therewith consents and agrees to the provisions of this amendment letter.

8.                                      Amendment Fee

The Borrower will pay to the Bank an amendment fee of $11,250 in connection with this amendment letter which fee has been fully earned by the issuance of this letter. The Bank is hereby authorized to debit the Borrower’s account with the Bank in satisfaction of these fees.

9.                                      Acceptance

The terms and conditions of this amendment letter may be accepted by signing, dating and returning the enclosed duplicate copy of this amendment letter signed by all of the undersigned to the Bank by 5:00 p.m. on March 31, 2011. This amendment letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement. A facsimile or similar form of any party’s signature hereto will be effective as an original form of such signature. Failing such acceptance, this amendment will be of no further force or effect.

Yours truly,

HSBC BANK CANADA

/s/ Cam Rathwell	/s/ Todd Patchell
Cam Rathwell	Todd Patchell
Senior Account Manager	Assistant Vice President
Commercial Banking	Commercial Banking

Each of the undersigned hereby acknowledge and agree to the terms and conditions of this amendment letter, and ratify and confirm the terms and conditions of the Facility Letter, as amended by this letter, and of each of the Security Documents and other security documents executed by the undersigned in relation to the Loans, as of the         day of March, 2011.

CLEAN ENERGY COMPRESSION CORP.		IMW CNG BANGLADESH LTD.

Per:	/s/ Bradley Miller	Per:	/s/ Bradley Miller
	Name: Bradley Miller		Name: Bradley Miller
	Title: President		Title: President

Per:		Per:
	Name:		Name:
	Title:		Title:

IMW COMPRESSOR GROUP (SHANGHAI) CO. LTD.		IMW COLOMBIA LTDA.

Per:	/s/ Bradley Miller	Per:	/s/ Bradley Miller
	Name: Bradley Miller		Name: Bradley Miller
	Title: President		Title: President

Per:		Per:
	Name:		Name:
	Title:		Title:

CLEAN ENERGY		0884808 B.C. LTD.

Per:	/s/ Richard Wheeler	Per:	/s/ Richard Wheeler
	Name: Richard Wheeler		Name: Richard Wheeler
	Title: CFO		Title: CFO

Per:		Per:
	Name:		Name:
	Title:		Title: